                                                                          497(e)


                 ----------------------------------------------

                                   PROSPECTUS
                                  JULY 9, 2001
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                                (CLASS B SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio
                  --    Growth-Income Portfolio
                  --    Federated Value Portfolio
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio
                  --    Technology Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     37

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     39

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     39

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     39

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     40

  Investment Strategies.....................................     40

GLOSSARY....................................................     48

  Investment Terminology....................................     48

  Risk Terminology..........................................     51

MANAGEMENT..................................................     54

  Information about the Investment Adviser and Manager......     54

  Information about the Subadvisers.........................     55

  Portfolio Management......................................     56

  Custodian, Transfer and Dividend Paying Agent.............     70

FINANCIAL HIGHLIGHTS........................................     71

FOR MORE INFORMATION........................................     78

                        Q&A





       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.




       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.



      --------------------------------------------------------------------





                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------



      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the Trust) and to provide you with information about twenty-eight of the Trust's separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 40, and the glossary that follows on page 48.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------


    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments

  ----------------------------------------------------------------------------------------------

    Corporate Bond          high total return with      invests primarily in investment
    Portfolio               only moderate price risk    grade fixed income securities

  ----------------------------------------------------------------------------------------------

    Global Bond Portfolio   high total return,          invests in high quality fixed
                            emphasizing current         income securities of U.S. and
                            income and, to a lesser     foreign issuers and transactions in
                            extent, capital             foreign currencies
                            appreciation

  ----------------------------------------------------------------------------------------------

    High-Yield Bond         high current income and,    invests primarily in intermediate
    Portfolio               secondarily, capital        and long-term corporate
                            appreciation                obligations, emphasizing
                                                        high-yield, high-risk fixed income
                                                        securities (junk bonds) with a
                                                        primary focus on "B" rated
                                                        high-yield bonds

  ----------------------------------------------------------------------------------------------

    Worldwide High Income   high current income and,    invests primarily in high-yield,
    Portfolio               secondarily, capital        high-risk fixed income securities
                            appreciation                (junk bonds) of issuers located
                                                        throughout the world

  ----------------------------------------------------------------------------------------------

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------


    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities

  ----------------------------------------------------------------------------------------------

    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement

  ----------------------------------------------------------------------------------------------

    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments

  ----------------------------------------------------------------------------------------------

    Telecom Utility         high current income and     invests primarily in equity and
    Portfolio               moderate capital            debt securities of utility
                            appreciation                companies

  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------


    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends

  ----------------------------------------------------------------------------------------------

    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies

  ----------------------------------------------------------------------------------------------

    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion

  ----------------------------------------------------------------------------------------------

    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 39 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)

  ----------------------------------------------------------------------------------------------

    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings

  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.


       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------


    Goldman Sachs Research  long-term growth of         invests under normal circumstances,
    Portfolio               capital                     at least 90% of its total assets in
                                                        U.S. equity securities, including
                                                        securities of foreign issuers that
                                                        are traded in the U.S. Under normal
                                                        circumstances, the Portfolio will
                                                        only purchase equity securities that
                                                        are included in the Goldman Sachs
                                                        Global Investment Research Division's
                                                        U.S. Select List and will sell
                                                        securities that have been removed
                                                        from the U.S. Select List. (see page
                                                        39 for additional information about
                                                        the investment strategy for the
                                                        Goldman Sachs Research Portfolio)

  ------------------------------------------------------------------------------------------------

    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income

  ------------------------------------------------------------------------------------------------

    Putnam Growth           long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects

  ------------------------------------------------------------------------------------------------

    Blue Chip Growth        capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued by
                                                        large-cap companies

  ------------------------------------------------------------------------------------------------

    Real Estate Portfolio   total return through a      invests primarily in securities of
                            combination of growth       companies principally engaged in or
                            and income                  related to the real estate industry
                                                        or that own significant real estate
                                                        assets or that primarily invest in
                                                        real estate financial instruments

  ------------------------------------------------------------------------------------------------

    MFS Mid-Cap Growth      long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential

  ------------------------------------------------------------------------------------------------

    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $10 billion

  ------------------------------------------------------------------------------------------------

    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies

  ------------------------------------------------------------------------------------------------

    Marsico Growth          long-term growth of         invests under normal circumstances at
    Portfolio               capital                     least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks

  ------------------------------------------------------------------------------------------------

    Technology Portfolio    long-term capital           invests primarily in equity
                            appreciation                securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide

  ------------------------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                                      INTERNATIONAL PORTFOLIOS

                                    ---------------------------------------------------------------------------------------------
                                    PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
                                    ---------------------------------------------------------------------------------------------


                                      International Growth    growth of capital and,      invests primarily in common stocks
                                      and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                                                              income

                                    ---------------------------------------------------------------------------------------------

                                      Global Equities         long-term growth of         invests primarily in common stocks
                                      Portfolio               capital                     or securities with common stock
                                                                                          characteristics of U.S. and
                                                                                          foreign issuers that demonstrate
                                                                                          the potential for appreciation and
                                                                                          engages in transactions in foreign
                                                                                          currencies

                                    ---------------------------------------------------------------------------------------------

                                      International           long-term capital           invests primarily (in accordance
                                      Diversified Equities    appreciation                with country and sector weightings
                                      Portfolio                                           determined by its Subadviser) in
                                                                                          equity securities of foreign
                                                                                          issuers that, in the aggregate,
                                                                                          replicate broad country and sector
                                                                                          indices

                                    ---------------------------------------------------------------------------------------------

                                      Emerging Markets        long-term capital           invests primarily in common stocks
                                      Portfolio               appreciation                and other equity securities of
                                                                                          companies that its Subadviser
                                                                                          believes have above-average growth
                                                                                          prospects primarily in emerging
                                                                                          markets outside the U.S.

                                    ---------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 40 describe various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS, and TECHNOLOGY PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND, and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, REAL ESTATE and MFS MID-CAP GROWTH PORTFOLIOS also invest significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, TECHNOLOGY, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The "DOGS" OF WALL STREET PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). Since the Portfolio is committed to a strategy, if that strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and (vii) potential effect of deregulation.

    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts (REITs).

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, MARSICO GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    In addition, the GOLDMAN SACHS RESEARCH PORTFOLIO invests principally in securities included in the Goldman Sachs Global Investment Research Division's U.S. Select List which comprises approximately 25-35 stocks. As a result of the small universe of stocks in which the Portfolio generally invests, it may be subject to greater risks than would a more diversified fund.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY and MARSICO GROWTH PORTFOLIOS.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for the Class A shares. The annual returns of the Class B shares would differ from those of Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                              3.8%
1995                                                                             5.48%
1996                                                                             4.91%
1997                                                                             5.22%
1998                                                                             5.05%
1999                                                                             4.87%
2000                                                                             6.05%

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.64% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 1.17%.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class A*                             6.05%      5.22%         4.76%
-------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -3.19%
1995                                                                             17.78%
1996                                                                              4.49%
1997                                                                              10.9%
1998                                                                              6.05%
1999                                                                             -1.85%
2000                                                                              5.03%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 3.94%.

-------------------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE   PAST FIVE      SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class A*                              5.03%      4.84%         5.35%
-------------------------------------------------------------------------------------------------
 Lipper Corporate BBB Rated Index(2)                            7.99%      5.26%         5.81%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(3)                        9.39%      5.81%         6.55%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(4)                       11.63%      6.46%         6.60%
-------------------------------------------------------------------------------------------------

  * Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

(3) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(4) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -4.65%
1995                                                                             17.64%
1996                                                                              9.36%
1997                                                                             10.03%
1998                                                                             10.87%
1999                                                                             -1.05%
2000                                                                              9.27%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 2.80%.

--------------------------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class A*                                9.27%         7.60%        7.29%
--------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)         10.96%         8.44%        8.49%
--------------------------------------------------------------------------------------------------

  * Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -5.52%
1995                                                                             14.24%
1996                                                                             14.57%
1997                                                                             14.42%
1998                                                                             -2.95%
1999                                                                               6.5%
2000                                                                              -9.3%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 3.77%.

--------------------------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE      PAST FIVE      SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class A*                           -9.30%        4.21%         5.25%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                     -3.86%        4.87%         5.73%
--------------------------------------------------------------------------------------------------

  * Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1995                                                                            -20.97%
1996                                                                             25.32%
1997                                                                             15.54%
1998                                                                            -17.07%
1999                                                                             19.31%
2000                                                                             -2.96%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was 0.44%.

------------------------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class A*                   -2.96%           6.81%            8.40%
------------------------------------------------------------------------------------------------------
 First Boston High Yield Bond Index(2)                      -5.21%           4.51%            6.34%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(3)                                   14.63%          14.08%           14.62%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                            4.36%           9.56%           10.78%
------------------------------------------------------------------------------------------------------

  * Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

(4) The Blended Index combines 50% of the First Boston High Yield Index and 50% of the EMBI Plus. The Portfolio believes that the Blended Index may be more representative of the types of securities in which the Portfolio invests pursuant to its investment strategies than either of its individual components, because it includes both a government and a private fixed-income securities component. The equal weighting of the component indices is intended to approximate the Portfolio's allocation of assets among government issued and privately issued securities, but at any given time may not be indicative of the actual allocation of Portfolio assets among such securities.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1997                                                                             24.48%
1998                                                                             24.61%
1999                                                                              21.4%
2000                                                                             -9.43%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -9.80% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.29%.

-----------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE          SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class A*                        -9.43%           14.81%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%           17.77%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)                       11.63%            7.67%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                              -0.46%           13.25%
-----------------------------------------------------------------------------------------

  * Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Bond Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government. The Portfolio believes that the Blended Index may more representative of the types of securities in which the Portfolio invests pursuant to its investment strategies than either of the individual benchmark indices, because it includes both an equity and a bond component, and contains a short-term fixed-income securities component. The weightings of the component indices are intended to approximate the Portfolio's allocation of assets among equities and fixed income securities, but at any given time may not be indicative of the actual allocation of Portfolio assets among such securities.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1995                                                                             27.64%
1996                                                                              9.94%
1997                                                                              16.9%
1998                                                                             19.53%
1999                                                                              2.88%
2000                                                                             17.01%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -4.95% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -2.34%.

------------------------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio(2) Class A*                     17.01%          13.08%           14.87%
------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                              -9.11%          18.33%           20.23%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(4)                    11.63%           6.46%            8.21%
------------------------------------------------------------------------------------------------------
 Blended Index(5)                                           -0.46%          13.07%           14.67%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(5) The Blended Index consists of 35% Lehman Brothers Aggregate Bond Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government. The Portfolio believes that the Blended Index may be more representative of the types of securities in which the Portfolio invests pursuant to its investment strategies than either of the individual benchmark indices, because it includes both an equity and a bond component, and contains a short-term fixed-income securities component. The weightings of the component indices are intended to approximate the Portfolio's allocation of assets among equity, short-term and long-term debt securities, but at any given time may not be indicative of the actual allocation of Portfolio assets among such securities.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -0.26%
1995                                                                             26.29%
1996                                                                             18.95%
1997                                                                             21.81%
1998                                                                              3.32%
1999                                                                              9.44%
2000                                                                             -0.31%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -6.47%.

------------------------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE       PAST FIVE          SINCE
         CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class A*                        -0.31%          10.31%           10.93%
------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                              -9.11%          18.33%           17.11%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)                    11.63%           6.46%            6.60%
------------------------------------------------------------------------------------------------------
 Blended Index(4)                                           -1.00%          13.78%           13.04%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 40% Lehman Brothers Aggregate Bond Index and 60% S&P 500(R) Index. The Portfolio believes that the Blended Index may be more representative of the types of securities in which the Portfolio invests pursuant to its investment strategies than either of its individual components, because it includes both an equity and a fixed-income securities component. The weightings of the component indices are intended to approximate the Portfolio's allocation of assets among equity and fixed-income securities, but at any given time may not be indicative of the actual allocation of Portfolio assets among such securities.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1997                                                                             25.73%
1998                                                                             14.04%
1999                                                                              1.78%
2000                                                                             -9.00%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -8.49% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.67%.

----------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE        SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR          INCEPTION(1)
----------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class A*(2)                          -9.00%           8.48%
----------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                  -9.11%          17.77%
----------------------------------------------------------------------------------------
 Blended Index(4)                                              -17.68%          16.70%
----------------------------------------------------------------------------------------

  * Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to July 5, 2000, the Telecom Utility Portfolio was named the Utility Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). The weightings of the components of the Blended Index are intended to approximate the Portfolio's allocation of assets among the telecommunications and utilities market sectors pursuant to its investment strategies, but at any given time may not be indicative of the actual allocation of Portfolio assets among such sectors.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -2.61%
1995                                                                              34.1%
1996                                                                             24.06%
1997                                                                             33.91%
1998                                                                             30.74%
1999                                                                             30.04%
2000                                                                             -8.34%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -14.39% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -14.25%.

----------------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE   PAST FIVE     SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 2000)             YEAR       YEARS       INCEPTION(1)
----------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class A*                            -8.34%      20.96%       17.84%
----------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                               -9.11%      18.33%       16.21%
----------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1997                                                                             31.43%
1998                                                                             17.96%
1999                                                                              6.19%
2000                                                                              2.39%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.34%.

------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR       PAST ONE     SINCE
ENDED DECEMBER 31, 2000)                                       YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 Federated Value Portfolio Class A*                             2.39%       14.04%
------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%       17.77%
------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1995                                                                             37.45%
1996                                                                             24.76%
1997                                                                             34.32%
1998                                                                             13.73%
1999                                                                             16.11%
2000                                                                              9.47%


During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -10.52%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class A*(2)                   9.47%       19.36%         21.32%
------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                              -9.11%       18.33%         20.23%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1999                                                                             -7.08%
2000                                                                              2.94%

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -9.92% (quarter ended 09/30/99). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -2.26%.

------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE     SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR       INCEPTION(1)
------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class A*                       2.94%       -1.82%
------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 -9.11%        8.18%
------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is April 1, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -2.16%
1995                                                                             43.79%
1996                                                                             29.11%
1997                                                                             31.43%
1998                                                                             52.23%
1999                                                                             33.07%
2000                                                                            -19.47%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.37% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.67%.

---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class A*                                         -19.47%     22.59%         20.45%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -22.42%     18.15%         16.31%
---------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -8.01%
1995                                                                              32.1%
1996                                                                             15.99%
1997                                                                             23.22%
1998                                                                             29.28%
1999                                                                              5.93%
2000                                                                             -0.32%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -8.93% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -12.36%.

----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE        SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio Class A*(2)                                 -0.32%     14.30%         12.98%
----------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                               -9.11%     18.33%         16.21%
----------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                             -1.57%
1995                                                                             24.75%
1996                                                                             20.37%
1997                                                                             32.48%
1998                                                                             34.76%
1999                                                                             29.71%
2000                                                                            -18.06%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -14.80% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -19.65%.

----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio Class A*(2)                                        -18.06%     17.96%        14.34%
---------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                               -9.11%     18.33%        16.21%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(4)                                               -22.42%     18.15%        16.31%
---------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to April 7, 1997, the Putnam Growth Portfolio was known as the Provident Growth Portfolio, managed by Provident Investment Counsel.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1998                                                                            -14.11%
1999                                                                             -7.42%
2000                                                                              23.8%

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -3.52%.

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio Class A*                                                   23.80%          3.90%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                     26.81%          5.08%
----------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

2000                                                                             9.61%

During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended 3/31/00) and the lowest return for a quarter was -10.94% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -23.89%.

---------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class A*                                             9.61%        40.18%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                            -3.02%        13.22%
---------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies within the Russell 3000 publicly traded (the largest 3000 United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1997                                                                             12.35%
1998                                                                             17.43%
1999                                                                             84.66%
2000                                                                            -15.25%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -23.41% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -22.60%.

---------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class A*                                             -15.25%       18.48%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                             -3.02%        7.89%
---------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies within the Russell 3000 (the largest 3000 publicly traded United States companies based on total market capitalization).

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1998                                                                             10.83%
1999                                                                             24.18%
2000                                                                              1.16%

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -13.85%.

---------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class A*                                 1.16%       11.56%
---------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               -13.95%        7.01%
---------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1994                                                                              -0.3%
1995                                                                             19.16%
1996                                                                             14.18%
1997                                                                             15.06%
1998                                                                             22.86%
1999                                                                             30.94%
2000                                                                            -17.26%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -16.71%.

---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2000)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class A*                                         -17.26%     11.83%        11.97%
---------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                        -12.93%     12.53%        11.87%
---------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1995                                                                             10.34%
1996                                                                              9.13%
1997                                                                              6.37%
1998                                                                             18.53%
1999                                                                             24.59%
2000                                                                            -18.32%

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 03/31/98) and the lowest return for a quarter was -12.33% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -13.89%.

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2000)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class A*                  -18.32%      7.00%          6.72%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                     -13.95%      7.42%          7.12%
------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index represents the foreign stocks of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]                        (CLASS A)*

1998                                                                            -24.27%
1999                                                                             77.45%
2000                                                                            -36.38%

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/01, the year-to-date return was -5.99%.

------------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE          SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2000)     YEAR         INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class A*                                              -36.38%           -9.00%
------------------------------------------------------------------------------------------------------------
 MSCI EMF Index(2)                                                                -30.60%          -10.12%
------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2)  The Morgan Stanley Capital International (MSCI) Emerging Markets--Free
     (EMF) Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York (collectively, the Life Companies), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolios, which are offered only in connection with certain Variable Contracts, are offered through this Prospectus. Class A shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE FEES

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares. Because these service fees are paid out of each Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of such class' shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally

4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same class of the same Portfolio on which they were paid.

The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares of the same Portfolio as a result of the fact that Class B shares are subject to service fees, while Class A shares are not.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

Under normal circumstances, the Goldman Sachs Research Portfolio will generally purchase a stock that has been added to, or sell a stock that has been removed from, the U.S. Select List (as described below) at some point after publication of that change, at the discretion of the Subadviser. Notification of changes to the U.S. Select List is made to clients of Goldman, Sachs & Co. and to the portfolio management team of the Goldman Sachs Research Portfolio at the same time. The Subadviser expects the performance of the Goldman Sachs Research Portfolio to be driven by sector and/or stock selection of the U.S. Select List. In addition, the Subadviser may at times purchase supplemental securities that are not included on the U.S. Select List.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark S&P 500(R) Index over the next 12 to 18 months. The U.S. Stock Selection Committee currently comprises ten senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, economist, and sector specialists. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis.

The U.S. Select List is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Goldman Sachs Research Portfolio in mind. The performance of the U.S. Select List cannot be used to predict the performance of the Goldman Sachs Research Portfolio, an actively managed mutual fund. The performance of the Goldman Sachs Research Portfolio may differ from that of the published U.S. Select List, for a variety of reasons, including transaction costs, time delay between when a stock is added or removed from the list and when it is bought or sold for the Goldman Sachs Research Portfolio; modification in the stock weights in order to control risk; and the Goldman Sachs Research Portfolio's investments in cash equivalents, options and other securities and instruments that are not included in the U.S. Select List.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?             bills               bonds             U.S. government   - convertible         market
                       - agency discount   - investment grade    securities          bonds               government
                         notes               fixed income      - investment grade  - preferred stocks    securities
                       - commercial paper    securities          corporate bonds   - zero coupon and   - emerging market
                       - corporate debt    - junk bonds        - mortgage and        deferred            corporate debt
                         instruments          (up to 35%)        asset-backed        interest bonds      instruments
                       - Short-term        - U.S. government     securities                            - Eurobonds
                         investments         securities        - Short-term                            - Brady bonds
                                                                 investments                           - Junk bonds
                                                               - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
-----------------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                 - Fixed income      - Options and       - Equity            - Currency
  of investments may                         securities:         futures           securities:             transactions
  the Portfolio                            - preferred stocks  - Forward             - convertible     - Illiquid
  significantly                            - zero coupon,        commitments         securities        securities (up to
  invest?                                    deferred          - Mortgage and      - warrants            15%)
                                             interest and PIK    interest-rate     - Fixed income      - Borrowing for
                                               bonds             swaps               securities:         temporary or
                                              (up to 35%)      - Hybrid              - U.S.                emergency
                                           - Foreign             instruments         government          purposes
                                           securities          - Deferred            securities          (up to 33 1/3%)
                                           - When-issued and   interest bonds      - investment grade
                                             delayed delivery  - Inverse floaters    bonds
                                           transactions        - Illiquid          - Foreign
                                           - Illiquid          securities (up to   securities
                                           securities (up to     15%)              - PIK bonds
                                             15%)              - Pass-through      - Short-term
                                           - Pass-through        securities          investments
                                           securities          - Borrowing for     - Short sale risks
                                           - Convertible         temporary or
                                             securities          emergency
                                                                 purposes
                                                                 (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the                        investments         rolls               temporary or        instruments
  Portfolio use as                         - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient                          investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures             bonds             - Illiquid          commitments
  enhance return?                            (up to 10%)       - Firm commitments    securities
                                           - Borrowing for     and when-issued or    (up to 15%)
                                             temporary or        delayed --        - Loan
                                             emergency           delivery            participations
                                             purposes            transactions      - Short sales
                                             (up to 33 1/3%)   - Forward           - Rights
                                           - Securities        commitments
                                           lending             - Loan
                                             (up to 33 1/3%)     participations
                                                               - Securities
                                                                 lending (up to
                                                               33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps,
                                                                 floors and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  affect the             fluctuations      - Interest rate       fluctuations      - Interest rate     - Credit quality
  Portfolio?           - Securities          fluctuations      - Credit quality    fluctuations        - Illiquidity
                       selection           - Market            - Currency          - Securities        - Securities
                                             volatility          volatility          selection           selection
                                           - Small and medium  - Derivatives       - Market            - Market
                                           sized companies     - Market              volatility          volatility
                                           - Securities          volatility                            - Currency
                                             selection         - Non-diversified                         volatility
                                                                 status                                - Non-diversified
                                                               - Foreign exposure                        status
                                                               - Hedging
                                                               - Securities
                                                                 selection
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                 BALANCED OR ASSET ALLOCATION PORTFOLIOS
---------------------------------------------------------------------------------------------------------
                               SUNAMERICA
                                BALANCED        MFS TOTAL RETURN    ASSET ALLOCATION    TELECOM UTILITY
---------------------------------------------------------------------------------------------------------
 What are the Portfolio's  - Equity            - Equity            - Equity            - Equity
 principal investments?    securities:         securities (at      securities:         securities:
                            - common stocks    least 40%, but not  - common stocks     - mid-cap stocks
                           - Fixed income        more than 75%):   - convertible       - large-cap stocks
                           securities:         - common stocks     securities          - small-cap stocks
                           - U.S. government   - convertible       - warrants          - REITs
                             securities        securities          - rights
                           - corporate debt    - rights            - Fixed income
                             instruments       - Fixed income      securities:
                                               securities (at      - U.S. government
                                                 least 25%):         securities
                                               - U.S. government   - investment grade
                                                 securities          corporate bonds
                                               - pass-through      - preferred stocks
                                               securities          - junk bonds (up
                                               - corporate debt    to 25% of fixed
                                                 instruments         income
                                               - preferred stocks    investments)
                                               - Loan              - senior
                                               participations      securities
                                               - Equity swaps      - pass-through
                                               - Emerging markets  securities
                                                                   - REITs
                                                                   - Registered
                                                                   investment
                                                                     companies
                                                                   - Foreign
                                                                   securities
                                                                   - Hybrid
                                                                   instruments
                                                                   - Illiquid
                                                                   securities
                                                                    (up to 15%)
---------------------------------------------------------------------------------------------------------
 In what other types of    - Equity            - Foreign           - Equity            - Equity
 investments may the       securities:         securities:         securities:         securities:
 Portfolio significantly   - small-cap stocks   (up to 20%):       - small-cap stocks  - convertible
 invest?                      (up to 20%)      - Brady bonds       - convertible          securities
                           - Short-term        - depositary        securities          - Fixed income
                           investments         receipts            - Foreign           securities:
                            (up to 10%)        - fixed income      securities:         - corporate bonds
                           - Defensive         securities (U.S.    - ADRs, GDRs and    - investment grade
                           investments         dollar              EDRs                fixed income
                           - Foreign           denominated)        - emerging markets  securities
                           securities          - Junk bonds        - Equity swaps      - preferred stocks
                           - Illiquid           (up to 20%)        - Hybrid
                           securities          - Securities        instruments
                            (up to 15%)        lending             - Currency
                                                (up to 33 1/3%)    transactions
                                                                   - Futures
                                                                   - Forward
                                                                   commitments
                                                                   - Mortgage dollar
                                                                   rolls
                                                                   - Deferred
                                                                     interest bonds
---------------------------------------------------------------------------------------------------------
 What other types of       - Options and       - Municipal bonds   - Options and       - Short-term
 investments may the       futures             - Warrants          futures             investments
 Portfolio use as part of  - Currency          - Zero-coupon,      - Short-term        - Defensive
 efficient portfolio       transactions        deferred interest   investments         investments
 management or to enhance  - Borrowing for      and PIK bonds      - Firm commitment   - Options and
 return?                   temporary or          when-issued and    agreements         futures
                            emergency            delayed-          - When-issued and   - Borrowing for
                            purposes (up to    delivery            delayed-delivery    temporary or
                             33 1/3%)          transactions        transactions          emergency
                           - Securities        - Hybrid            - Zero coupon         purposes (up to
                           lending             instruments         bonds                33 1/3%)
                            (up to 33 1/3%)    - Inverse floaters  - Interest rate     - Securities
                                               - Options and       swaps, caps,        lending
                                               futures             floors and collars   (up to 33 1/3%)
                                               - Currency          - Securities
                                               transactions        lending
                                               - Forward            (up to 33 1/3%)
                                               commitments         - Loan
                                               - Registered        participations
                                               investment          - Defensive
                                                 companies         investments
                                               - Short-term        - Borrowing for
                                                 investments       temporary or
                                                                     emergency
                                                                     purposes (up to
                                                                     33 1/3%)
---------------------------------------------------------------------------------------------------------
 What risks normally       - Market            - Securities        - Market            - Market
 affect the Portfolio?     volatility          selection           volatility          volatility
                           - Interest rate     - Market            - Securities        - Utility industry
                           fluctuations        volatility          selection
                           - Credit quality    - Foreign exposure  - Interest rate
                           - Currency          - Interest rate     fluctuations
                           volatility          fluctuations        - Credit quality
                           - Foreign exposure  - Credit quality    - Currency
                           - Derivatives       - Active trading    volatility
                           - Hedging           - Prepayment        - Foreign exposure
                                                                   - Derivatives
                                                                   - Hedging
                                                                   - Growth stocks
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                                                                                               "DOGS" OF WALL
                           GROWTH-INCOME         FEDERATED VALUE      DAVIS VENTURE VALUE          STREET
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:   - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's          - large-cap stocks     - large-cap stocks     - large-cap stocks     - large-cap stocks
  principal            - mid-cap stocks
  investments?
---------------------------------------------------------------------------------------------------------------------
  In what other types  - Foreign securities:  - Equity securities:   - Mid-cap stocks       N/A
  of investments may     (up to 25%)          - mid-cap stocks       - Foreign securities
  the Portfolio                               - Foreign securities:
  significantly                               - ADRs
  invest?
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Short-term
  investments may the    investments            investments            investments            investments
  Portfolio use as     - Defensive            - Defensive            - Defensive            - Defensive
  part of efficient    investments            investments            investments            investments
  portfolio            - Borrowing for        - Options and futures  - U.S. government      - Borrowing for
  management or to       temporary or         - Borrowing for          securities             temporary or
  enhance return?        emergency purposes     temporary or                                  emergency purposes
                         (up to 33 1/3%)        emergency purposes                            (up to 33 1/3%)
                       - Options and futures    (up to 33 1/3%)                             - Options and futures
                                              - Securities lending
                                                (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market volatility    - Market volatility    - Market volatility    - Market volatility
  affect the           - Securities           - Securities           - Securities           - Securities
  Portfolio?           selection              selection              selection              selection
                       - Active trading                                                     - Non-diversified
                       - Growth stocks                                                      status
                                                                                            - Illiquidity
                                                                                            - Passively managed
                                                                                              strategy
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------------
                                           GOLDMAN SACHS       MFS GROWTH AND
                      ALLIANCE GROWTH         RESEARCH             INCOME          MARSICO GROWTH
-------------------------------------------------------------------------------------------------------
 What are the        - Equity            - Equity            - Equity            - Equity
 Portfolio's         securities:         securities:         securities          securities:
 principal           - large-cap stocks  - common stocks      (at least 65%):    - large-cap stocks
 investments?                            - warrants          - common stocks
                                         - rights            - convertible
                                         - convertible          securities
                                         securities          - Fixed income
                                         - Equity swaps      securities:
                                          (up to 15%)        - preferred stocks
                                         - Preferred stocks  - Foreign
                                                             securities:
                                                             - depositary
                                                             receipts
-------------------------------------------------------------------------------------------------------
 In what other       - Foreign           - Small-cap stocks  - Foreign           - Foreign
 types of            securities          - Currency          securities          securities
 investments may      (up to 25%)        transactions         (up to 20%)         (up to 25%)
 the Portfolio                           - Futures           - Securities        - Fixed income
 significantly                           - Equity            lending              securities:
 invest?                                 securities of        (up to 33 1/3%)    - U.S. government
                                         foreign issuers                         securities
                                         - Hybrid                                - preferred stocks
                                         instruments                             - junk bonds
                                          (up to 15%);                              (up to 10%)
                                         - structured                            - investment grade
                                         securities                              fixed income
                                         - SPDRs (up to                            securities
                                         10%)                                    - zero-coupon,
                                         - Other registered                         deferred
                                         investment                               interest and PIK
                                           companies (up to                       bonds
                                           10% and                               - Convertible
                                          including                              securities
                                          exchange-traded                        - Warrants
                                          funds)                                 - Forward
                                         - REITs                                 commitment
                                         - U.S. government                         agreements
                                         securities                              - When-issued and
                                         - Corporate debt                        delayed-delivery
                                         instruments                               transactions
                                         - Short-term
                                           investments
-------------------------------------------------------------------------------------------------------
 What other types    - Short-term        - Options           - Pass-through      - Short-term
 of investments      investments         - Currency          securities          investments
 may the Portfolio   - Defensive         transactions        - Warrants          - Defensive
 use as part of      investments         - Forward           - Zero-coupon,      instruments
 efficient           - Borrowing for     commitments         deferred interest   - Options and
 portfolio           temporary or        - When-issued and     and PIK bonds     futures
 management or to     emergency          delayed delivery    - Short sales       - Borrowing for
 enhance return?      purposes           - Borrowing for     - when issued and   temporary or
                      (up to 33 1/3%)    temporary or        delayed- delivery   emergency purposes
                     - Options and         emergency           transactions       (up to 33 1/3%)
                       futures             purposes (up to   - Futures           - Illiquid
                                         33 1/3%)            - Currency          securities
                                         - Short sales       transactions         (up to 15%)
                                          (up to 25% and     - Forward           - Currency
                                         only "against the   commitments         transactions
                                         box")               - Registered
                                         - Securities        investment
                                         lending             companies
                                          (up to 33 1/3%)    - Short-term
                                         - Repurchase        investments
                                           agreements        - Rights
                                                             - Emerging markets
-------------------------------------------------------------------------------------------------------
 What risks          - Market            - Market            - Market            - Market
 normally affect     volatility          volatility          volatility          volatility
 the Portfolio?      - Securities        - Securities        - Securities        - Securities
                     selection           selection           selection           selection
                     - Active trading    - Credit quality    - Medium sized      - Non-diversified
                     - Growth stocks     - Derivatives       companies           status
                                         - Illiquidity       - Growth stocks     - Foreign exposure
                                         - Interest rate                         - Technology
                                         fluctuation                             sector
                                         - Small companies                       - Growth stocks
                                         - Real estate
                                         industry
                                         - Foreign exposure
                                         - Unseasoned
                                         companies
                                         - Growth stocks
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                    PUTNAM GROWTH              BLUE CHIP GROWTH                REAL ESTATE
----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   - Equity securities          - Equity securities:         - Equity securities:
  principal investments?                                  - large-cap stocks           - mid-cap stocks
                                                             (at least 65%)            - small-cap stocks
                                                          - mid-cap stocks             - Fixed income securities:
                                                                                       - preferred stocks
                                                                                       - REITs
----------------------------------------------------------------------------------------------------------------------
  In what other types of     N/A                          - Small-cap stocks           - Convertible stocks
  investments may the                                     - Foreign securities         - Foreign securities
  Portfolio significantly                                                              - Junk bonds
  invest?                                                                                (up to 5%)
                                                                                       - Corporate bonds
----------------------------------------------------------------------------------------------------------------------
  What other types of        - Short-term investments     - Short-term investments     - Short-term investments
  investments may the        - Currency transactions        (up to 10%)                - Defensive investments
  Portfolio use as part of   - Defensive investments      - Defensive instruments      - U.S. government
  efficient portfolio        - Borrowing for temporary    - Options and futures        securities
  management or to enhance   or emergency purposes        - Borrowing for temporary
  return?                    - Options and futures        or emergency purposes
                             - Warrants                     (up to 33 1/3%)
                             - Hybrid instruments         - Securities lending
                                                            (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
  What risks normally        - Market volatility          - Market volatility          - Market volatility
  affect the Portfolio?      - Securities selection       - Securities selection       - Securities selection
                             - Growth stocks              - Active trading             - Real estate industry
                                                          - Interest rate fluctuation  - Small and medium sized
                                                          - Growth stocks              companies
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                             MFS MID-CAP
                                GROWTH            AGGRESSIVE GROWTH      GROWTH OPPORTUNITIES         TECHNOLOGY
--------------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities     - Equity securities:    - Equity securities:    - Equity securities:
  Portfolio's             (at least 65%):       - small-cap stocks      - mid-cap stocks        - large-cap stocks
  principal             - common stocks         - mid-cap stocks                                - mid-cap stocks
  investments?          - mid-cap stocks        - convertible                                   - small-cap stocks
                        - convertible           securities                                      - Foreign securities
                        securities              - warrants
                        - Fixed income          - Defensive
                        securities:             investments
                        - preferred stocks      - Options and futures
                        - Foreign securities:
                        - depositary receipts
--------------------------------------------------------------------------------------------------------------------------
  In what other types   - Foreign securities    N/A                     - Small-cap stocks      N/A
  of investments may      (up to 20%)                                   - Large-cap stocks
  the Portfolio         - Junk bonds
  significantly           (up to 10%)
  invest?               - Securities lending
                          (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------------------
  What other types of   - Warrants              - Borrowing for         - Short-term            - Warrants
  investments may the   - Rights                temporary or emergency    investments           - Rights
  Portfolio use as      - Corporate debt          purposes                (up to 10%)           - Illiquid securities
  part of efficient       instruments             (up to 33 1/3%)       - Defensive               (up to 15%)
  portfolio management  - U.S. Government       - Illiquid securities   investments             - Options and futures
  or to enhance           securities              (up to 15%)           - Options and futures
  return?               - Zero-coupon,          - Short-term
                        deferred interest and     investments
                          PIK bonds
                        - Short sales
                        - When issued and
                          delayed-delivery
                          transactions
                        - Options and futures
                        - Currency
                        transactions
                        - Forward commitments
                        - Registered
                        investment companies
                        - Short-term
                          investments
--------------------------------------------------------------------------------------------------------------------------
  What risks normally   - Market volatility     - Market volatility     - Market volatility     - Market volatility
  affect the            - Securities selection  - Securities selection  - Securities selection  - Securities selection
  Portfolio?            - Medium sized          - Illiquidity           - Small and medium      - Technology sector
                        companies               - Interest rate           sized companies       - IPO investing
                        - Foreign exposure      fluctuations            - Derivatives           - Derivatives
                        - Emerging markets      - Small and medium      - Hedging               - Active trading
                        - Growth stocks         sized companies         - Growth stocks         - Growth stocks
                        - Non-diversified       - Credit quality        - Technology sector     - Foreign exposure
                        status                  - Derivatives
                        - Active trading        - Hedging
                                                - Emerging markets
                                                - Growth stocks
                                                - Active trading
                                                - Technology sector
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL                                   INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES       DIVERSIFIED EQUITIES      EMERGING MARKETS
----------------------------------------------------------------------------------------------------------------------
  What are the          - Equity securities:    - Equity securities:    - Equity securities     - Equity securities:
  Portfolio's           - large-cap stocks      - large-cap stocks      - Foreign securities    - small-cap stocks
  principal               (foreign)             - mid-cap stocks                                - mid-cap stocks
  investments?          - Foreign securities    - Foreign securities                            - Foreign securities
----------------------------------------------------------------------------------------------------------------------
  In what other types   - Equity securities:    N/A                     - Equity securities:    - Hybrid instruments
  of investments may    - mid-cap stocks                                - convertible           - Equity swaps
  the Portfolio            (foreign)                                    securities
  significantly         - Foreign securities:                           - warrants
  invest?               - emerging markets                              - rights
                                                                        - Fixed income
                                                                          securities:
                                                                        - U.S. government
                                                                          securities
                                                                        - preferred stocks
----------------------------------------------------------------------------------------------------------------------
  What other types of   - Equity securities:    - Short-term            - Short-term            N/A
  investments may the   - small-cap stocks        investments             investments
  Portfolio use as        (foreign)             - Currency              - Defensive
  part of efficient     - large-cap stocks      transactions            investments
  portfolio management     (U.S.)               - Defensive             - Currency
  or to enhance         - Currency              investments             transactions
  return?               transactions            - Borrowing for         - Illiquid securities
                        - Short-term            temporary or emergency    (up to 15%)
                        investments               purposes (up to       - Options and futures
                        - Hybrid instruments    33 1/3%)                - Forward commitments
                        - Equity swaps          - Options and futures   - Registered
                                                                        investment companies
                                                                        - Firm commitment
                                                                          agreements
                                                                        - Securities lending
                                                                          (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
  What risks normally   - Currency volatility   - Market volatility     - Market volatility     - Currency volatility
  affect the            - Foreign exposure      - Securities selection  - Foreign exposure      - Foreign exposure
  Portfolio?            - Market volatility     - Active trading        - Non-diversified       - Emerging markets
                        - Securities selection  - Currency volatility   status                  - Growth stocks
                        - Hedging               - Foreign exposure      - Emerging markets      - Market volatility
                        - Growth stocks         - Growth stocks         - Growth stocks         - Securities selection
                                                                        - Currency volatility
                                                                        - Sector risk
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage backed securities, collateralized mortgage obligations, commercial mortgage backed securities, and asset backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (PIK) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and iShares(SM) (formerly World Equity Benchmark Shares or WEBS)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES: A short sale involves the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings (IPOs), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended January 31, 2001, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                 FEE
---------                                                 ---
Cash Management Portfolio..............................  0.49%
Corporate Bond Portfolio...............................  0.62%
Global Bond Portfolio..................................  0.69%
High-Yield Bond Portfolio..............................  0.63%
Worldwide High Income Portfolio........................  1.00%
SunAmerica Balanced Portfolio..........................  0.59%
MFS Total Return Portfolio.............................  0.66%
Asset Allocation Portfolio.............................  0.59%
Telecom Utility Portfolio..............................  0.75%
Growth-Income Portfolio................................  0.53%
Federated Value Portfolio..............................  0.70%
Davis Venture Value Portfolio..........................  0.71%
"Dogs" of Wall Street Portfolio........................  0.60%
Alliance Growth Portfolio..............................  0.60%
Goldman Sachs Research Portfolio.......................  1.20%*
MFS Growth and Income Portfolio........................  0.70%
Putnam Growth Portfolio................................  0.75%
Blue Chip Growth Portfolio.............................  0.70%*
Real Estate Portfolio..................................  0.80%
MFS Mid-Cap Growth Portfolio...........................  0.75%
Aggressive Growth Portfolio............................  0.66%

PORTFOLIO                                                 FEE
---------                                                 ---
Growth Opportunities Portfolio.........................  0.75%*
Marsico Growth Portfolio...............................  0.85%**
International Growth and Income Portfolio..............  0.95%
Global Equities Portfolio..............................  0.70%
International Diversified Equities Portfolio...........  1.00%
Emerging Markets Portfolio.............................  1.25%
Technology Portfolio...................................  1.20%*

           -------------------------------------
            * For the period July 5, 2000 (commencement of
              operations) through January 31, 2001.
           ** For the period December 29, 2000 (commencement of operations) through January 31, 2001.

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance Capital) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 43 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, North Carolina 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior service, manage money for foundations, universities, corporation, institutions and individuals.

DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected
Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts.

GOLDMAN SACHS ASSET MANAGEMENT (GSAM), a unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs), is located at 32 Old Slip, New York, New York 10005. Goldman Sachs registered as an investment adviser in 1981. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), an affiliate of Goldman Sachs, is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico, founded in September 1997 by Thomas F. Marsico, is a full service investment advisory which provides investment management services to various mutual funds and private accounts.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC. (D/B/A MORGAN STANLEY ASSET MANAGEMENT) (MSAM), offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals in the U.S. and abroad. MSAM is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, L.L.C. (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

WM ADVISORS, INC. (WMA) is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WMA is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Taxable Money Market       N/A
                                                               Management Team
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Co-Portfolio Manager and   Federated in 1986 as a
                                                             Senior Vice President        Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Co-Portfolio Manager and   Federated in 1982 as
                                                             Senior Vice President        an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Co-Portfolio Manager and   Federated in 1995 as a
                                                             Vice President               Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson, a Managing
                                                               Managing Director and      Director and senior
                                                             Senior Portfolio Manager     portfolio manager for
                                                                                          international fixed
                                                                                          income in the London
                                                                                          office, joined GSAM-
                                                                                          International in
                                                                                          December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                             - James Cielinski            Mr. Cielinski, an
                                                               Portfolio Manager          Executive Director,
                                                                                          joined GSAM-
                                                                                          International in 1998
                                                                                          as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Philip Gardner             Mr. Gardner, an
                                                               Portfolio Manager          Executive Director,
                                                                                          joined GSAM-
                                                                                          International in 1997
                                                                                          as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent eight years at
                                                                                          Macquarie Bank in
                                                                                          Australia where he was
                                                                                          responsible for
                                                                                          managing the bank's
                                                                                          currency overlay
                                                                                          service and fixed
                                                                                          income portfolios.
                                                             - Philip Moffitt             Mr. Moffitt, an
                                                               Portfolio Manager          Executive Director and
                                                                                          Senior Currency
                                                                                          Portfolio Manager,
                                                                                          joined GSAM-
                                                                                          International in 1999
                                                                                          as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                             Portfolio Manager            Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - John W. Risner             Mr. Risner joined
                                                               Vice President and         SAAMCo in 1997 as a
                                                             Portfolio Manager            Vice President and
                                                                                          portfolio manager.
                                                                                          Prior to joining
                                                                                          SAAMCo, he served as
                                                                                          Senior Portfolio
                                                                                          Manager of the Value
                                                                                          Line Aggressive Income
                                                                                          Trust and the Value
                                                                                          Line Convertible Fund
                                                                                          from 1992 to 1997.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         MSAM                          - Gordon W. Loery            Mr. Loery is a
 Portfolio                                                     Principal and Portfolio    Principal and
                                                             Manager                      Portfolio Manager of
                                                                                          MSAM. Mr. Loery joined
                                                                                          Morgan Stanley & Co.
                                                                                          Incorporated (Morgan
                                                                                          Stanley), a MSAM
                                                                                          affiliate in 1990 as a
                                                                                          fixed income analyst
                                                                                          and has been a
                                                                                          Portfolio Manager with
                                                                                          MSAM's affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Stephen F. Esser           Mr. Esser is a
                                                               Managing Director and      Managing Director of
                                                             Portfolio Manager            MSAM and has been a
                                                                                          Portfolio Manager with
                                                                                          MAS since 1988.
                                                             - Deanna L. Loughnane        Ms. Loughnane joined
                                                               Principal and Portfolio    MAS in 1997 as a
                                                               Manager                    Financial Analyst.
                                                                                          Prior to that, she
                                                                                          served as a Vice
                                                                                          President and Senior
                                                                                          Corporate Bond Analyst
                                                                                          for Putnam Investments
                                                                                          from 1993 to 1997.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Abigail McKenna            Ms. McKenna is a
                                                               Principal and Portfolio    Principal of MSAM and
                                                             Manager                      Portfolio Manager of
                                                                                          emerging markets debt
                                                                                          portfolios. From 1995
                                                                                          to 1996, Ms. McKenna
                                                                                          was a Senior Portfolio
                                                                                          Manager at MetLife
                                                                                          Investment Management
                                                                                          Corp. Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                             Portfolio Manager            President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - David S. Kennedy           Mr. Kennedy, the
                                                               Senior Vice President and  manager of the
                                                             Portfolio Manager            Portfolio's fixed
                                                                                          income securities,
                                                                                          joined MFS in 2000 as
                                                                                          a Senior Vice
                                                                                          President and
                                                                                          Portfolio Manager.
                                                                                          Prior to joining MFS,
                                                                                          Mr. Kennedy was a
                                                                                          fixed income portfolio
                                                                                          manager and research
                                                                                          analyst with Harbor
                                                                                          Capital Management
                                                                                          Company from 1994 to
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                             Portfolio Manager            equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Kenneth J. Enright         Mr. Enright, a manager
                                                                 Senior Vice President    of the Portfolio's
                                                               and Portfolio Manager      equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum,         Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                             & Senior Portfolio Manager   Senior Portfolio
                                                                                          Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999 Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson and from
                                                                                          1994-1997 he served as
                                                                                          Senior Vice President
                                                                                          and Chief Equity
                                                                                          Officer at Boatmen's
                                                                                          Trust Company. Mr.
                                                                                          Yoakum is a Chartered
                                                                                          Financial Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio           joined WMA in 1992. He
                                                               Manager                    has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
                                                             - Michael D. Meighan,        Mr. Meighan joined WMA
                                                               Senior Asset Allocation    in 1999 as a Senior
                                                             Analyst                      Asset Allocation
                                                                                          Analyst. From 1993-
                                                                                          1999 he was a Manager
                                                                                          of Managed Assets at
                                                                                          D.A. Davidson. Mr.
                                                                                          Meighan is a Chartered
                                                                                          Financial Analyst
                                                                                          Candidate.
                                                             - Charles D. Averill,        Mr. Averill joined WMA
                                                               Senior Quantitative        in 1990. He was an
                                                             Analyst                      Equity Analyst from
                                                                                          1996 until 1999, and
                                                                                          has been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - Adrian G. Davies           Mr. Davies joined
                                                               Senior Investment Analyst  Federated in August
                                                             and Portfolio Manager        1999 as an Investment
                                                                                          Analyst and was named
                                                                                          Senior Investment
                                                                                          Analyst/Portfolio
                                                                                          Manager in August
                                                                                          2000. Prior to joining
                                                                                          Federated, Mr. Davies
                                                                                          was an Investment
                                                                                          Analyst/Manager with
                                                                                          Shenyin Wanguo
                                                                                          Securities (H.K.) Ltd.
                                                                                          from 1994 through
                                                                                          1997.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - John L. Nichol             Mr. Nichol joined
                                                               Assistant Vice President   Federated in September
                                                             and Senior Investment        2000 as an Assistant
                                                             Analyst                      Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                             Senior Vice President        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
                                                               Co-Portfolio Manager and   joined Federated in
                                                             Vice President               1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corporation. Mr.
                                                                                          McCloskey is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - Michael P. Donnelly        Mr. Donnelly joined
                                                               Co-Portfolio Manager and   Federated in 1989 as
                                                             Senior Vice President        an Investment Analyst
                                                                                          and has been a
                                                                                          Portfolio Manager
                                                                                          since 1993. He served
                                                                                          as an Assistant Vice
                                                                                          President of an
                                                                                          affiliate of Federated
                                                                                          from 1992 to 1994, a
                                                                                          Vice President from
                                                                                          1994 to 1999, and a
                                                                                          Senior Vice President
                                                                                          since 1999.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis Selected                - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          Selected since 1989 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          Selected since 1994 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                             and Portfolio Manager        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Melissa Brown              Ms. Brown joined GSAM
 Portfolio                                                     Managing Director, Senior  as a portfolio manager
                                                             Portfolio Manager and        in 1998. From 1984 to
                                                             Product Manager for          1998, she was the
                                                             Quantitative Equities        director of
                                                                                          Quantitative Equity
                                                                                          Research and served on
                                                                                          the Investment Policy
                                                                                          Committee at
                                                                                          Prudential Securities.
                                                             - Robert C. Jones            Mr. Jones joined GSAM
                                                               Managing Director, Senior  as a portfolio manager
                                                             Portfolio Manager and Head   in 1989.
                                                             of Quantitative Equities
                                                             - Victor H. Pinter           Mr. Pinter joined GSAM
                                                               Vice President, Senior     as a research analyst
                                                             Portfolio Manager and Head   in 1989. He became a
                                                             of Portfolio Construction    portfolio manager in
                                                                                          1992.
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income         MFS                           - John D. Laupheimer, Jr.,   Mr. Laupheimer joined
 Portfolio                                                     Senior Vice President and  MFS in 1981 as a
                                                               Portfolio Manager          research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1988,
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, portfolio
                                                                                          manager in 1987,
                                                                                          Senior Vice President
                                                                                          in 1995 and Director
                                                                                          of Equity Research in
                                                                                          1999.
                                                             - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                               Senior Vice President and  in 1986 as a research
                                                             Portfolio Manager            analyst. He became an
                                                                                          Assistant Vice
                                                                                          President in 1987,
                                                                                          Vice President in
                                                                                          1988, portfolio
                                                                                          manager in 1995 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio       Putnam                        - C. Beth Cotner             Ms. Cotner joined the
                                                               Managing Director and      company in 1995 as
                                                             Chief Investment Officer     Senior Vice President
                                                                                          and Senior Portfolio
                                                                                          Manager. Prior to that
                                                                                          time, she was an
                                                                                          Executive Vice
                                                                                          President of Kemper
                                                                                          Financial Services
                                                                                          from 1984 to 1995.
                                                             - Richard England            Mr. England joined the
                                                               Senior Vice President and  company in 1992 as a
                                                             Senior Portfolio Manager     Global Equity Analyst.
                                                                                          In 1994, he was
                                                                                          promoted to Associate
                                                                                          Director of Research
                                                                                          and then joined the
                                                                                          Growth Equity Team in
                                                                                          1996 as a Senior
                                                                                          Portfolio Manager.
                                                             - Manuel H. Weiss            Mr. Weiss joined the
                                                               Senior Vice President and  company in 1987 as a
                                                             Senior Portfolio Manager     portfolio manager to
                                                                                          head the quantitative
                                                                                          effort in the
                                                                                          development of the
                                                                                          Core Growth Equity
                                                                                          product.
                                                             - David J. Santos            Mr. Santos joined the
                                                               Senior Vice President and  company in 1986 as a
                                                             Portfolio Manager            Pricing Operations
                                                                                          Manager and moved to
                                                                                          the investment
                                                                                          management side in
                                                                                          1991. He became a
                                                                                          portfolio manager in
                                                                                          1992.
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                             Portfolio Manager            SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis Selected                - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          Selected since 1994 as
                                                                                          a research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                     Senior Vice President and  as a research analyst
                                                             Portfolio Manager            in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                             Portfolio Manager            a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                               Senior Vice President and  firm in 1998 as a Vice
                                                             Portfolio Manager            President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian Clifford             Mr. Clifford has been
 Portfolio                                                     Portfolio Manager          a portfolio manager
                                                                                          with SAAMCo since
                                                                                          joining the firm in
                                                                                          February 1998. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                             Executive Officer            1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          MSAM                          - Alexander L. Umansky       Mr. Umansky joined
                                                               Principal and Portfolio    MSAM as a compliance
                                                               Manager                    analyst in 1994 and
                                                                                          has been a Portfolio
                                                                                          Manager since 1998.
                                                                                          From 1996 to 1998 he
                                                                                          was a research analyst
                                                                                          in MSAM's
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
                                                             - Dennis P. Lynch            Mr. Lynch joined MSAM
                                                               Vice President and         in 1998 as a Research
                                                             Portfolio Manager            Analyst and is
                                                                                          currently a Portfolio
                                                                                          Manager in MSAM's
                                                                                          Institutional Equity
                                                                                          Group. Prior to
                                                                                          joining MSAM, he was a
                                                                                          research analyst for
                                                                                          J.P. Morgan Securities
                                                                                          from 1994 to 1996. Mr.
                                                                                          Lynch received his MBA
                                                                                          from Columbia
                                                                                          University in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - Colin Moore                Mr. Moore, who joined
 Income Portfolio                                              Chief Investment Officer   Putnam in 2000, is
                                                             and Managing Director        Managing Director and
                                                                                          Chief Investment
                                                                                          Officer of the Global
                                                                                          Value Equity Group. He
                                                                                          is also a member of
                                                                                          Putnam's Executive
                                                                                          Committee. Prior to
                                                                                          joining Putnam, he was
                                                                                          Chief Investment
                                                                                          Officer at Rockefeller
                                                                                          & Co., Inc. from 1993
                                                                                          to 2000.
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                             Director and Senior Vice     Director of
                                                             President                    International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     MSAM                          - Barton Biggs               Mr. Biggs joined
 Equities Portfolio                                            Chairman, Director,        Morgan Stanley in 1975
                                                             Managing Director and        and is currently
                                                             Portfolio Manager            Chairman, a Director
                                                                                          and a Managing
                                                                                          Director of MSAM.
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSAM in 1986 and is
                                                             Portfolio Manager            currently a Managing
                                                                                          Director.
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Thomas R. Haslett          Mr. Haslett joined
                                                               Managing Director, Chief   Putnam as Managing
                                                             Investment Officer and Co-   Director, Chief
                                                             Portfolio Manager            Investment Officer and
                                                                                          portfolio manager in
                                                                                          1996. He was a
                                                                                          Managing Director of
                                                                                          Montgomery Asset
                                                                                          Management, Ltd. from
                                                                                          1992 to 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
                                                             - J. Peter Grant             Mr. Grant joined
                                                               Senior Vice President and  Putnam in 1973 as a
                                                             Co-Portfolio Manager         Vice President and
                                                                                          research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1974 and a
                                                                                          Senior Vice President
                                                                                          in 1997.
                                                             - Carmel Peters              Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and now
                                                             Co-Portfolio Manager         serves as a Senior
                                                                                          Vice President and a
                                                                                          Senior Portfolio
                                                                                          Manager of the Global
                                                                                          Core Equity Group.
                                                                                          Prior to joining
                                                                                          Putnam, she served as
                                                                                          the Managing Director
                                                                                          and Chief Investment
                                                                                          Officer at Weelock
                                                                                          NatWest Investment
                                                                                          Management, Ltd.,
                                                                                          since 1996.
                                                             - Steve Oler                 Mr. Oler joined Putnam
                                                               Senior Vice President and  in 1997 and now serves
                                                             Co-Portfolio Manager         as a Senior Vice
                                                                                          President and a Senior
                                                                                          Portfolio Manager of
                                                                                          the Global Core Equity
                                                                                          Group. Prior to
                                                                                          joining Putnam, he
                                                                                          served as Vice
                                                                                          President, Portfolio
                                                                                          Manager and Equity
                                                                                          Analyst since 1996.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class A shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Because Class B shares are new, and financial highlights information for Class B shares is not yet available, the financial highlights information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total return of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's Annual Report to shareholders, which is available upon request.

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------

   Cash Management Portfolio


   11/30/96                                               $10.70      $0.53         $(0.02)        $ 0.51

   11/30/97                                                10.76       0.53           0.01           0.54

   11/30/98                                                10.74       0.54          (0.02)          0.52

   1/31/99#                                                10.58       0.08           0.01           0.09

   1/31/00                                                 10.67       0.51             --           0.51

   1/31/01                                                 10.94       0.66          (0.02)          0.64


   Corporate Bond Portfolio


   11/30/96                                                10.82       0.65           0.03           0.68

   11/30/97                                                11.09       0.77           0.21           0.98

   11/30/98                                                11.54       0.77          (0.02)          0.75

   1/31/99#                                                11.83       0.12           0.04           0.16

   1/31/00                                                 11.99       0.81          (1.15)         (0.34)

   1/31/01                                                 11.12       0.89          (0.02)          0.87


   Global Bond Portfolio


   11/30/96                                                11.02       0.59           0.54           1.13

   11/30/97                                                11.40       0.52           0.38           0.90

   11/30/98                                                11.51       0.49           0.78           1.27

   1/31/99#                                                11.77       0.07           0.11           0.18

   1/31/00                                                 11.95       0.42          (0.66)         (0.24)

   1/31/01                                                 10.83       0.45           0.63           1.08


   High-Yield Bond Portfolio


   11/30/96                                                10.53       0.98           0.48           1.46

   11/30/97                                                11.04       1.04           0.48           1.52

   11/30/98                                                11.82       1.14          (1.24)         (0.10)

   1/31/99#                                                10.98       0.18          (0.02)          0.16

   1/31/00                                                 11.14       1.09          (0.55)          0.54

   1/31/01                                                 10.54       1.09          (1.44)         (0.35)


   Worldwide High Income Portfolio


   11/30/96                                                11.42       1.25           1.60           2.85

   11/30/97                                                13.35       0.98           0.68           1.66

   11/30/98                                                13.20       1.07          (2.61)         (1.54)

   1/31/99#                                                10.31       0.16          (0.35)         (0.19)

   1/31/00                                                 10.12       1.13           0.67           1.80

   1/31/01                                                 10.59       1.12          (0.76)          0.36

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------

   Cash Management Portfolio

   11/30/96                                            $      (0.45)     $   --      $10.76      4.92%    $ 91,247

   11/30/97                                                   (0.56)         --       10.74      5.22      156,119

   11/30/98                                                   (0.68)         --       10.58      5.05      223,640

   1/31/99#                                                      --          --       10.67      0.85      277,370

   1/31/00                                                    (0.24)         --       10.94      4.85      466,588

   1/31/01                                                    (0.45)         --       11.13      5.95      404,005

   Corporate Bond Portfolio

   11/30/96                                                   (0.41)         --       11.09      6.51       37,207

   11/30/97                                                   (0.53)         --       11.54      9.26       62,272

   11/30/98                                                   (0.46)         --       11.83      6.61      143,561

   1/31/99#                                                      --          --       11.99      1.35      158,804

   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309

   1/31/01                                                    (0.77)         --       11.22      8.11      199,334

   Global Bond Portfolio

   11/30/96                                                   (0.75)         --       11.40     10.94       68,221

   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043

   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428

   1/31/99#                                                      --          --       11.95      1.53      122,306

   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145

   1/31/01                                                    (0.70)         --       11.21     10.35      139,528

   High-Yield Bond Portfolio

   11/30/96                                                   (0.95)         --       11.04     14.86      113,229

   11/30/97                                                   (0.74)         --       11.82     14.53      195,639

   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580

   1/31/99#                                                      --          --       11.14      1.46      293,037

   1/31/00                                                    (1.14)         --       10.54      5.09      310,032

   1/31/01                                                    (1.11)         --        9.08     (3.44)     299,534

   Worldwide High Income Portfolio

   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204

   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224

   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290

   1/31/99#                                                      --          --       10.12     (1.84)     116,977

   1/31/00                                                    (1.33)         --       10.59     19.22      124,404

   1/31/01                                                    (1.21)         --        9.74      3.67      117,236

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                         ENDED                           ASSETS           NET ASSETS    TURNOVER
   --------------------------------------------------  ------------------------------------------

   Cash Management Portfolio

   11/30/96                                                 0.62%            4.90%          --%

   11/30/97                                                 0.63             5.06           --

   11/30/98                                                 0.58             4.97           --

   1/31/99#                                                 0.62+            5.02+          --

   1/31/00                                                  0.53             4.82           --

   1/31/01                                                  0.52             5.83           --

   Corporate Bond Portfolio

   11/30/96                                                 0.97             6.11          338

   11/30/97                                                 0.91             6.99           49

   11/30/98                                                 0.77             6.61           15

   1/31/99#                                                 0.80+            6.16+           4

   1/31/00                                                  0.71             7.05           37

   1/31/01                                                  0.69             7.99           36

   Global Bond Portfolio

   11/30/96                                                 0.89             5.44          223

   11/30/97                                                 0.90             4.70          360

   11/30/98                                                 0.85             4.27          210

   1/31/99#                                                 0.97+            3.65+          30

   1/31/00                                                  0.84             3.68          189

   1/31/01                                                  0.81(1)          4.07(1)       202

   High-Yield Bond Portfolio

   11/30/96                                                 0.77             9.41          107

   11/30/97                                                 0.75             9.26          243

   11/30/98                                                 0.69             9.75          128

   1/31/99#                                                 0.72+            9.71+          17

   1/31/00                                                  0.67            10.00          105

   1/31/01                                                  0.71(1)         10.98(1)       106

   Worldwide High Income Portfolio

   11/30/96                                                 1.18            10.45          177

   11/30/97                                                 1.10             7.58          146

   11/30/98                                                 1.09(1)          8.89(1)       158

   1/31/99#                                                 1.12+(1)         9.56+(1)       12

   1/31/00                                                  1.14(1)         10.66(1)       116

   1/31/01                                                  1.10            10.84          158

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized.

    (1) Gross of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and January 31, 2001, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------

    Cash Management..............................  0.62%   0.63%   0.58%    0.62%    0.53%    0.52%

    Corporate Bond...............................  0.97    0.91    0.77     0.80     0.71     0.69

    Global Bond..................................  0.89    0.90    0.85     0.97     0.84     0.81

    High-Yield Bond..............................  0.77    0.75    0.69     0.72     0.67     0.71

    Worldwide High Income........................  1.18    1.10    1.09     1.12     1.14     1.10

                                                             NET INVESTMENT INCOME (LOSS)
                                                   ------------------------------------------------
                                                   11/96   11/97   11/98   1/99+     1/00     1/01
                                                   ------------------------------------------------

    Cash Management..............................  4.90%   5.06%   4.97%    5.02%    4.82%    5.83%

    Corporate Bond...............................  6.11    6.99    6.61     6.16     7.05     7.99

    Global Bond..................................  5.44    4.70    4.27     3.65     3.68     4.07

    High-Yield Bond..............................  9.41    9.26    9.75     9.71    10.00    10.98

    Worldwide High Income........................  10.45   7.58    8.89     9.56    10.66    10.84

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------

   SunAmerica Balanced Portfolio


   6/3/96-
   11/30/96                                          $10.00      $0.10        $  1.03        $  1.13

   11/30/97                                           11.13       0.23           2.15           2.38

   11/30/98                                           13.45       0.30           2.33           2.63

   1/31/99#                                           15.61       0.05           1.58           1.63

   1/31/00                                            17.24       0.36           1.80           2.16

   1/31/01                                            19.06       0.36         (1.46)         (1.10)


   MFS Total Return Portfolio


   11/30/96                                           12.48       0.34           1.31           1.65

   11/30/97                                           13.63       0.37           1.39           1.76

   11/30/98                                           14.75       0.36           1.56           1.92

   1/31/99#                                           14.96       0.06           0.82           0.88

   1/31/00                                            15.84       0.48         (0.38)           0.10

   1/31/01                                            13.88       0.51           2.37           2.88


   Asset Allocation Portfolio


   11/30/96                                           12.74       0.48           2.00           2.48

   11/30/97                                           14.52       0.44           2.55           2.99

   11/30/98                                           16.21       0.48           0.08           0.56

   1/31/99#                                           14.81       0.07           0.15           0.22

   1/31/00                                            15.03       0.40           0.37           0.77

   1/31/01                                            14.52       0.41           0.36           0.77


   Telecom Utility Portfolio


   6/3/96-
   11/30/96                                           10.00       0.24           0.51           0.75

   11/30/97                                           10.75       0.36           1.91           2.27

   11/30/98                                           12.91       0.42           1.62           2.04

   1/31/99#                                           14.46       0.08           0.03           0.11

   1/31/00                                            14.57       0.48           0.23           0.71

   1/31/01                                            14.42       0.39         (1.83)         (1.44)

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------

   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                       $          --      $    --     $11.13     11.30%    $ 10,224

   11/30/97                                              (0.04)       (0.02)      13.45     21.48       44,621

   11/30/98                                              (0.11)       (0.36)      15.61     19.81      149,242

   1/31/99#                                                  --           --      17.24     10.44      194,878

   1/31/00                                               (0.12)       (0.22)      19.06     12.76      509,054

   1/31/01                                               (0.22)       (0.10)      17.64    (5.88)      575,039

   MFS Total Return Portfolio

   11/30/96                                              (0.19)       (0.31)      13.63     13.75       70,021

   11/30/97                                              (0.23)       (0.41)      14.75     13.52       95,721

   11/30/98                                              (0.31)       (1.40)      14.96     13.54      131,440

   1/31/99#                                                  --           --      15.84      5.88      145,332

   1/31/00                                               (0.29)       (1.77)      13.88      0.29      208,919

   1/31/01                                               (0.37)       (0.10)      16.29     20.94      303,278

   Asset Allocation Portfolio

   11/30/96                                              (0.31)       (0.39)      14.52     20.27      316,388

   11/30/97                                              (0.40)       (0.90)      16.21     21.97      526,585

   11/30/98                                              (0.35)       (1.61)      14.81      2.85      713,045

   1/31/99#                                                  --           --      15.03      1.49      724,516

   1/31/00                                               (0.48)       (0.80)      14.52      5.51      699,063

   1/31/01                                               (0.43)       (0.31)      14.55      5.38      653,310

   Telecom Utility Portfolio

   6/3/96-
   11/30/96                                                  --           --      10.75      7.50        6,299

   11/30/97                                              (0.09)       (0.02)      12.91     21.26       24,366

   11/30/98                                              (0.16)       (0.33)      14.46     15.98       68,049

   1/31/99#                                                  --           --      14.57      0.76       77,323

   1/31/00                                               (0.24)       (0.62)      14.42      5.01      120,159

   1/31/01                                               (0.38)       (0.21)      12.39   (10.27)      112,682

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET     AVERAGE      PORTFOLIO
                       ENDED                        ASSETS       NET ASSETS    TURNOVER
   ---------------------------------------------  --------------------------------------

   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          1.00%+(2)      1.92%+(2)      40%

   11/30/97                                          1.00           1.82          143

   11/30/98                                          0.78           2.10          111

   1/31/99#                                          0.75+(1)       1.72+(1)       26

   1/31/00                                           0.66           2.01          197

   1/31/01                                           0.64           1.87          333

   MFS Total Return Portfolio

   11/30/96                                          0.84           2.74          194

   11/30/97                                          0.82           2.63          271

   11/30/98                                          0.77           2.43          106

   1/31/99#                                          0.81+          2.40+          86

   1/31/00                                           0.76(1)        3.17(1)       116

   1/31/01                                           0.74(1)        3.42(1)       111

   Asset Allocation Portfolio

   11/30/96                                          0.74           3.66          200

   11/30/97                                          0.68           2.88          176

   11/30/98                                          0.64           3.15          156

   1/31/99#                                          0.66+          2.60+          30

   1/31/00                                           0.63           2.70          191

   1/31/01                                           0.64           2.75          172

   Telecom Utility Portfolio

   6/3/96-
   11/30/96                                          1.05+(2)       4.41+(2)       24

   11/30/97                                          1.05(2)        3.15(2)        77

   11/30/98                                          1.01           3.04           72

   1/31/99#                                          0.93+          3.02+          12

   1/31/00                                           0.84           3.31          121

   1/31/01                                           0.84(1)        2.81(1)       104

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized.

    (1)  Gross of custody credits of 0.01%.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    --------------------------------------------   ----------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00   1/01    11/96    11/97   11/98   1/99+   1/00    1/01
                                    --------------------------------------------   ----------------------------------------------

    SunAmerica Balanced...........  1.43+%  1.00%   0.78%   0.75%   0.66%  0.64%    1.49+%  1.82%   2.10%   1.72%   2.01%    1.87%

    MFS Total Return..............  0.84    0.82    0.77    0.81    0.76   0.74     2.74    2.63    2.43    2.40    3.17     3.42

    Asset Allocation..............  0.74    0.68    0.64    0.66    0.63   0.64     3.66    2.88    3.15    2.60    2.70     2.75

    Telecom Utility...............  1.93+   1.24    1.01    0.93    0.84   0.84     3.53+   2.96    3.04    3.02    3.31     2.81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------

   Growth-Income Portfolio


   11/30/96                                     $13.71      $0.18         $ 3.48         $ 3.66     $      (0.12)     $(0.43)

   11/30/97                                      16.82       0.17           4.69           4.86            (0.13)      (0.73)

   11/30/98                                      20.82       0.17           4.33           4.50            (0.13)      (0.96)

   1/31/99#                                      24.23       0.02           3.63           3.65               --          --

   1/31/00                                       27.88       0.16           4.75           4.91            (0.15)      (1.40)

   1/31/01                                       31.24       0.19          (0.65)         (0.46)           (0.13)      (1.60)


   Federated Value Portfolio


   6/3/96-
   11/30/96                                      10.00       0.07           1.01           1.08               --          --

   11/30/97                                      11.08       0.13           2.72           2.85            (0.03)         --

   11/30/98                                      13.90       0.17           2.35           2.52            (0.06)      (0.30)

   1/31/99#                                      16.06       0.02           0.54           0.56               --          --

   1/31/00                                       16.62       0.20          (0.14)          0.06            (0.12)      (0.69)

   1/31/01                                       15.87       0.25           1.37           1.62            (0.17)      (0.60)


   Davis Venture Value Portfolio


   11/30/96                                      13.47       0.18           3.46           3.64            (0.09)      (0.12)

   11/30/97                                      16.90       0.19           4.73           4.92            (0.09)      (0.26)

   11/30/98                                      21.47       0.20           2.23           2.43            (0.12)      (0.68)

   1/31/99#                                      23.10       0.03           1.25           1.28               --          --

   1/31/00                                       24.38       0.13           3.06           3.19            (0.20)      (0.93)

   1/31/01                                       26.44       0.14           3.19           3.33            (0.12)      (0.28)


   "Dogs" of Wall Street Portfolio

   4/1/98-
   11/30/98                                      10.00       0.11          (0.30)         (0.19)              --          --

   1/31/99#                                       9.81       0.02          (0.23)         (0.21)              --          --

   1/31/00                                        9.60       0.21          (1.12)         (0.91)           (0.05)      (0.26)

   1/31/01                                        8.38       0.23           0.73           0.96            (0.22)      (0.10)

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS        NET ASSETS    TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------

   Growth-Income Portfolio

   11/30/96                                $16.82        27.41%    $  325,463           0.72%       1.21%          82%

   11/30/97                                 20.82        30.11        622,062           0.65        0.89           44

   11/30/98                                 24.23        21.91      1,019,590           0.60        0.78           53

   1/31/99#                                 27.88        15.06      1,206,113           0.60+       0.55+          16

   1/31/00                                  31.24        18.37      1,828,340           0.56        0.56           43

   1/31/01                                  29.05        (1.63)     1,931,070           0.57        0.60           52

   Federated Value Portfolio

   6/3/96-
   11/30/96                                 11.08        10.80         12,460           1.05+(1)     1.26+(1)      30

   11/30/97                                 13.90        25.75         59,024           1.03        1.03           46

   11/30/98                                 16.06        18.22        145,900           0.83        1.13           51

   1/31/99#                                 16.62         3.49        159,176           0.86+       0.75+           4

   1/31/00                                  15.87         0.17        208,488           0.77        1.17           34

   1/31/01                                  16.72        10.62        231,716           0.76        1.56           46

   Davis Venture Value Portfolio

   11/30/96                                 16.90        27.44        516,413           0.85        1.21           22

   11/30/97                                 21.47        29.62      1,140,053           0.79        0.98           22

   11/30/98                                 23.10        11.36      1,725,411           0.75        0.89           25

   1/31/99#                                 24.38         5.54      1,840,354           0.77+       0.86+           5

   1/31/00                                  26.44        13.42      2,303,994           0.74        0.51           23

   1/31/01                                  29.37        12.72      2,808,045           0.75        0.47           26

   "Dogs" of Wall Street Portfolio

   4/1/98-
   11/30/98                                  9.81        (1.90)        65,283           0.85+(1)     2.04+(1)      --

   1/31/99#                                  9.60        (2.14)        78,062           0.85+       0.93+          58

   1/31/00                                   8.38       (10.02)        98,924           0.67        2.11           51

   1/31/01                                   9.02        12.05         92,070           0.72        2.76           55

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized.

    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                             EXPENSES
                                           ---------------------------------------------
                                           11/96   11/97   11/98   1/99+   1/00    1/01
                                           ---------------------------------------------
    Growth-Income.......................   0.72%   0.65%   0.60%   0.60%   0.56%   0.57%

    Federated Value.....................   1.57+   1.03    0.83    0.86    0.77    0.76

    Davis Venture Value.................   0.85    0.79    0.75    0.77    0.74    0.75

    "Dogs" of Wall Street...............     --      --    0.92+   0.85    0.67    0.72

                                                   NET INVESTMENT INCOME (LOSS)
                                          ----------------------------------------------
                                          11/96   11/97   11/98   1/99+    1/00    1/01
                                          ----------------------------------------------
    Growth-Income.......................  1.21%   0.89%   0.78%    0.55%   0.56%   0.60%

    Federated Value.....................  0.74+   1.03    1.13     0.75    1.17    1.56

    Davis Venture Value.................  1.21    0.98    0.89     0.86    0.51    0.47

    "Dogs" of Wall Street...............    --      --    1.97+    0.93    2.11    2.76

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------

   Alliance Growth Portfolio


   11/30/96                     $15.63       $ 0.08         $ 4.07         $ 4.15     $      (0.04)     $(1.01)     $18.73

   11/30/97                      18.73         0.16           4.76           4.92            (0.05)      (1.04)      22.56

   11/30/98                      22.56         0.07           7.77           7.84            (0.06)      (2.30)      28.04

   1/31/99#                      28.04         0.00           7.22           7.22               --          --       35.26

   1/31/00                       35.26        (0.04)          4.46           4.42            (0.05)      (3.05)      36.58

   1/31/01                       36.58        (0.04)         (3.40)         (3.44)              --       (4.94)      28.20


   Goldman Sachs Research Portfolio


   7/5/00-
   1/31/01                       10.00        (0.03)         (0.01)         (0.04)              --       (0.04)       9.92


   MFS Growth and Income Portfolio


   11/30/96                      13.14         0.11           2.16           2.27            (0.11)      (0.91)      14.39

   11/30/97                      14.39         0.11           2.48           2.59            (0.10)      (1.26)      15.62

   11/30/98                      15.62         0.02           2.61           2.63            (0.12)      (2.76)      15.37

   1/31/99#                      15.37         0.01           1.60           1.61               --          --       16.98

   1/31/00                       16.98         0.10           0.11           0.21            (0.03)      (3.81)      13.35

   1/31/01                       13.35         0.08           0.42           0.50            (0.08)         --       13.77


   Putnam Growth Portfolio


   11/30/96                      13.10           --           2.61           2.61               --          --       15.71

   11/30/97                      15.71         0.03           3.93           3.96               --       (0.52)      19.15

   11/30/98                      19.15         0.01           4.15           4.16            (0.02)      (3.08)      20.21

   1/31/99#                      20.21        (0.01)          3.33           3.32               --          --       23.53

   1/31/00                       23.53        (0.02)          3.76           3.74            (0.01)      (0.78)      26.48

   1/31/01                       26.48        (0.03)         (3.37)         (3.40)              --       (2.23)      20.85


   Blue Chip Growth Portfolio


   7/5/00-
   1/31/01                       10.00         0.06          (1.24)         (1.18)           (0.03)         --        8.79

                                             NET                                 RATIO OF NET
                                            ASSETS       RATIO OF                 INVESTMENT
                                            END OF      EXPENSES TO               INCOME TO
            PERIOD              TOTAL       PERIOD      AVERAGE NET                AVERAGE      PORTFOLIO
             ENDED            RETURN***    (000'S)        ASSETS                  NET ASSETS    TURNOVER
   -------------------------  ----------------------------------------------------------------------------

   Alliance Growth Portfolio

   11/30/96                     28.05%    $  381,367           0.71%                 0.51%         121%

   11/30/97                     27.80        704,533           0.65                  0.37          110

   11/30/98                     35.92      1,396,140           0.58                  0.27           90

   1/31/99#                     25.75      1,864,924           0.63+                (0.01)+         11

   1/31/00                      14.09      2,875,413           0.63                 (0.11)          77

   1/31/01                     (10.17)     2,810,098           0.64                 (0.10)         101

   Goldman Sachs Research
   Portfolio

   7/5/00-
   1/31/01                      (0.42)        39,903           1.35+(1)(2)          (0.54)+(1)(2)  115

   MFS Growth and Income
   Portfolio

   11/30/96                     18.40        186,368           0.74                  0.82          164

   11/30/97                     19.78        218,496           0.73                  0.77          217

   11/30/98                     17.82        238,298           0.70                  0.17          105

   1/31/99#                     10.47        266,069           0.75+                 0.38+          76

   1/31/00                       1.77        337,222           0.75                  0.66           64

   1/31/01                       3.71        369,518           0.76                  0.58           81

   Putnam Growth Portfolio

   11/30/96                     19.92        160,073           0.90                 (0.02)          63

   11/30/97                     26.01        234,726           0.91                  0.18          125

   11/30/98                     22.56        398,863           0.86                  0.09           75

   1/31/99#                     16.43        494,813           0.86+                (0.19)+         10

   1/31/00                      16.51        783,896           0.80                 (0.09)          76

   1/31/01                     (13.68)       732,943           0.79                 (0.10)          84

   Blue Chip Growth
   Portfolio

   7/5/00-
   1/31/01                     (11.82)        15,801           0.85+(2)              1.06+(2)       81

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized.

    (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                          EXPENSES
                                        --------------------------------------------
                                        11/96   11/97   11/98   1/99+   1/00   1/01
                                        --------------------------------------------

    Alliance Growth..................   0.71%   0.65%   0.58%   0.63%   0.63%  0.64%

    Goldman Sachs Research...........     --      --      --      --     --    1.63+

    MFS Growth and Income............   0.74    0.73    0.70    0.75    0.75   0.76

    Putnam Growth....................   0.90    0.91    0.86    0.86    0.80   0.79

    Blue Chip Growth.................     --      --      --      --     --    1.81+

                                                  NET INVESTMENT INCOME(LOSS)
                                       -------------------------------------------------
                                       11/96   11/97   11/98   1/99+     1/00      1/01
                                       -------------------------------------------------

    Alliance Growth..................  0.51%   0.37%   0.27%   (0.01)%   (0.11)%   (0.10)%

    Goldman Sachs Research...........    --      --      --       --        --     (0.82)+

    MFS Growth and Income............  0.82    0.77    0.17     0.38      0.66      0.58

    Putnam Growth.................... (0.02)   0.18    0.09    (0.19)    (0.09)    (0.10)

    Blue Chip Growth.................    --      --      --       --        --      0.10+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ------------------------------------------------------------------------------------------------------------------------

   Real Estate Portfolio


   6/2/97-
   11/30/97                     $10.00      $ 0.16        $ 1.37         $ 1.53     $         --      $   --      $11.53

   11/30/98                      11.53        0.45         (1.93)         (1.48)           (0.16)      (0.01)       9.88

   1/31/99#                       9.88        0.09         (0.36)         (0.27)              --          --        9.61

   1/31/00                        9.61        0.39         (1.14)         (0.75)           (0.33)         --        8.53

   1/31/01                        8.53        0.39          1.84           2.23            (0.36)         --       10.40


   MFS Mid-Cap Growth Portfolio


   4/1/99-
   1/31/00                       10.00       (0.01)         5.84           5.83               --       (0.23)      15.60

   1/31/01                       15.60       (0.04)         3.76           3.72               --       (0.33)      18.99


   Aggressive Growth Portfolio


   6/3/96-
   11/30/96                      10.00        0.02          0.34           0.36               --          --       10.36

   11/30/97                      10.36        0.01          1.40           1.41            (0.01)         --       11.76

   11/30/98                      11.76        0.04          0.52           0.56               --          --       12.32

   1/31/99#                      12.32          --          3.20           3.20               --          --       15.52

   1/31/00                       15.52          --          8.59           8.59            (0.03)      (1.36)      22.72

   1/31/01                       22.72        0.05         (3.09)         (3.04)              --       (1.96)      17.72


   Growth Opportunities Portfolio


   7/5/00-
   1/31/01                       10.00        0.07         (1.10)         (1.03)           (0.04)         --        8.93


   Marsico Growth Portfolio


   12/29/00-
   1/31/01                       10.00        0.01          0.53           0.54               --          --       10.54

                                                    NET                                       RATIO OF NET
                                                   ASSETS          RATIO OF                    INVESTMENT
                                                   END OF        EXPENSES TO                   INCOME TO
            PERIOD                      TOTAL      PERIOD        AVERAGE NET                    AVERAGE                PORTFOLIO
             ENDED                    RETURN***   (000'S)           ASSETS                     NET ASSETS              TURNOVER
   -------------------------          ------------------------------------------------------------------------------------------

   Real Estate Portfolio

   6/2/97-
   11/30/97                             15.30%    $ 29,565                1.25%+(5)                   3.25%+(5)             7%

   11/30/98                            (13.04)      59,102                0.95                        4.21                 26

   1/31/99#                             (2.73)      58,504                1.01+                       5.63+                 6

   1/31/00                              (8.03)      53,766                0.92                        4.24                 61

   1/31/01                              26.40       76,224                0.96                        4.05                 28

   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                              58.26       81,636                1.15+(2)(5)                (0.13)+(2)(5)        108

   1/31/01                              23.97      367,523                0.82(4)                    (0.20)(4)            146

   Aggressive Growth Portfolio

   6/3/96-
   11/30/96                              3.60       35,124                1.05+(5)                    0.46+(5)             47

   11/30/97                             13.62      103,603                0.90                       (0.13)               221

   11/30/98                              4.76      133,183                0.83                        0.32                268

   1/31/99#                             25.97      182,313                0.82+                       0.13+                29

   1/31/00                              60.62      450,073                0.75                        0.02                131

   1/31/01                             (14.88)     495,826                0.70                        0.23                263

   Growth Opportunities Portfolio

   7/5/00-
   1/31/01                             (10.30)      28,836                1.00+(5)                    1.16+(5)             86

   Marsico Growth Portfolio

   12/29/00-
   1/31/01                               5.40        5,596                1.00+(3)(5)                 0.73+(3)(5)          10

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized.

    (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.

    (3) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.

    (4)  Gross of custody credits of 0.01%.

    (5) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES                              NET INVESTMENT INCOME(LOSS)
                                     --------------------------------------------   ---------------------------------------------
                                     11/96   11/97   11/98   1/99+   1/00   1/01    11/96   11/97   11/98   1/99+   1/00    1/01
                                     --------------------------------------------   ---------------------------------------------

    Real Estate...................     --%   1.36+%  0.95%   1.01%   0.92%  0.96%     --%   3.14+%  4.21%   5.63%    4.24%   4.05%

    MFS Mid-Cap Growth............     --      --      --      --    1.19+  0.82      --      --      --      --    (0.17)+ (0.20)

    Aggressive Growth.............   1.09+   0.90    0.83    0.82    0.75   0.70    0.42+   (0.13)  0.32    0.13     0.02    0.23

    Growth Opportunities..........     --      --      --      --     --    1.26+     --      --      --      --       --    0.90+

    Marsico Growth................     --      --      --      --     --    4.73+     --      --      --      --       --   (3.00)+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------

   International Growth and Income Portfolio

   6/2/97-

   11/30/97                          $10.00      $  0.03        $  0.38        $  0.41     $         --      $   --      $10.41

   11/30/98                           10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31

   1/31/99#                           11.31           --           0.40           0.40            (0.02)      (0.19)      11.50

   1/31/00                            11.50         0.15           1.97           2.12            (0.45)      (0.89)      12.28

   1/31/01                            12.28         0.12           0.36           0.48            (0.12)      (0.13)      12.51


   Global Equities Portfolio

   11/30/96                           13.06         0.14           2.19           2.33            (0.14)      (0.33)      14.92

   11/30/97                           14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98

   11/30/98                           15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90

   1/31/99#                           16.90         0.00           1.71           1.71               --          --       18.61

   1/31/00                            18.61         0.06           4.00           4.06            (0.21)      (1.37)      21.09

   1/31/01                            21.09        (0.03)         (1.91)         (1.94)           (0.03)      (1.59)      17.53


   International Diversified Equities Portfolio

   11/30/96                           10.15         0.05           1.43           1.48            (0.26)         --       11.37

   11/30/97                           11.37         0.09           0.28           0.37            (0.31)      (0.10)      11.33

   11/30/98                           11.33         0.15           1.93           2.08            (0.40)      (0.15)      12.86

   1/31/99#                           12.86        (0.01)          0.22           0.21               --          --       13.07

   1/31/00                            13.07         0.13           1.91           2.04            (0.21)      (0.08)      14.82

   1/31/01                            14.82         0.11          (1.91)         (1.80)           (0.12)      (2.14)      10.76


   Emerging Markets Portfolio

   6/2/97-
   11/30/97                           10.00         0.06          (2.03)         (1.97)              --          --        8.03

   11/30/98                            8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22

   1/31/99#                            6.22         0.01             --           0.01            (0.01)         --        6.22

   1/31/00                             6.22        (0.03)          4.81           4.78               --          --       11.00

   1/31/01                            11.00        (0.02)         (2.95)         (2.97)           (0.06)      (0.16)       7.81


   Technology Portfolio

   7/5/00-
   1/31/01                            10.00        (0.04)         (2.80)         (2.84)              --          --        7.16

                                                  NET                       RATIO OF NET
                                                 ASSETS       RATIO OF       INVESTMENT
                                                 END OF      EXPENSES TO     INCOME TO
               PERIOD                TOTAL       PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
               ENDED               RETURN***    (000'S)        ASSETS        NET ASSETS    TURNOVER
   ------------------------------  -----------------------------------------------------------------

   International Growth and Income

   6/2/97-

   11/30/97                         $  4.10    $   42,844           1.60%+(2)   0.61%+(2)      19%

   11/30/98                            9.58       128,344           1.46        1.12           51

   1/31/99#                            3.56       142,497           1.46+      (0.10)+         10

   1/31/00                            17.99       253,962           1.21        1.16           75

   1/31/01                             3.95       342,114           1.18        0.95           80

   Global Equities Portfolio

   11/30/96                           18.21       246,482           1.03        1.04           70

   11/30/97                           13.30       341,639           0.95        0.58          115

   11/30/98                           15.34       420,358           0.88        0.46           92

   1/31/99#                           10.12       463,138           0.86+      (0.04)+         12

   1/31/00                            23.67       632,495           0.84        0.30           94

   1/31/01                            (9.29)      650,067           0.84       (0.15)          93

   International Diversified Equity

   11/30/96                           14.85       157,008           1.59        0.47           53

   11/30/97                            3.52       248,927           1.35        0.82           56

   11/30/98                           18.33       354,174           1.26        1.18           40

   1/31/99#                            1.63       373,785           1.26+      (0.43)+          7

   1/31/00                            15.85       464,988           1.22        0.95           65

   1/31/01                           (12.71)      442,009           1.21        0.89           72

   Emerging Markets Portfolio

   6/2/97-
   11/30/97                          (19.70)       19,979           1.90+(2)    1.33+(2)       49

   11/30/98                          (21.86)       31,685           1.90(2)     0.61(2)        96

   1/31/99#                            0.20        32,708           1.90+(2)    0.60+(2)       22

   1/31/00                            76.86       102,740           1.90(1)(2) (0.41)(1)(2)   145

   1/31/01                           (26.87)       96,507           1.57       (0.22)         125

   Technology Portfolio

   7/5/00-

   1/31/01                           (28.40)       56,323           1.49+      (0.93)+         98

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
       31.

    +  Annualized.

    (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00    1/01    11/96   11/97   11/98   1/99+   1/00    1/01
                                    ---------------------------------------------   ---------------------------------------------

    International Growth and
    Income........................    --%   2.02+%  1.46%   1.46%   1.21%   1.18%     --%   0.19+%  1.12%   (0.10)%  1.16%   0.95%

    Global Equities...............  1.03    0.95    0.88    0.86    0.84    0.84    1.04    0.58    0.46    (0.04)   0.30   (0.15)

    International Diversified
    Equities......................  1.59    1.35    1.26    1.26    1.22    1.21    0.47    0.82    1.18    (0.43)   0.95    0.89

    Emerging Markets..............    --    2.60+   2.01    2.29    1.91    1.57      --    0.63+   0.50     0.21   (0.42)  (0.22)

    Technology....................    --      --      --      --      --    1.49+     --      --      --       --     --    (0.93)+

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                                        78